UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3056

TRIDAN CORP

(Exact name of registrant as specified in charter)

1185 Avenue of the Americas, 31st floor, New York, New York 10036

(Address of principal executive offices)

Robert Birnbaum, c/o Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 31st floor, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end: April 30, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s semi-annual report as of October 31, 2021 transmitted to stockholders.

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956

(212) 239-0515

SEMI-ANNUAL REPORT

December 17, 2021

Dear Shareholder:

This semi-annual report of Tridan Corp. covers the six-month period from May 1, 2021 to October 31, 2021. As part of this report, we enclose the unaudited financial report for that six-month period and for the corresponding period in 2020.

A schedule of the company’s portfolio holdings at October 31, 2021, consisting entirely of municipal obligations, is included in the financial report. The company invests exclusively in non-voting securities. The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The company’s Form N-PORT is available on the Commission’s website at http://www.sec.gov. These filings may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at October 31, 2021 was $12.35, compared with $12.39 at October 31, 2020. Net investment income per share was $.07 for the six-month period ended October 31, 2021, compared with $0.08 for the six-month period ended October 31, 2020.

At the company’s last annual meeting on July 20, 2021, the reappointment of Mazars USA LLP as the company’s auditors for the fiscal year ending April 30, 2022 was ratified by the shareholders as follows:

Shares Voted For:	2,942,882.6685
Shares Voted Against:	-0-
Shares Abstaining	-0-

Also at the last annual meeting on July 20, 2021, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

Tridan Corp.

December 17, 2021

Page – 2 –

	Shares Voted For:	Shares Withheld:
Mark Goodman	2,942,882.6685	-0-
Russell J. Stoever	2,942,882.6685	-0-
Joan G. Rall	2,942,882.6685	-0-

At its meeting on September 16, 2021, the Board of Directors elected Benjamin Cope as a director and was appointed to the audit committee. Mr. Cope will serve on the board and as a member of the audit committee until the next annual meeting of shareholders, or, until his successor is elected and has qualified.

During the six-month period ended October 31, 2021, no director or officer received any compensation from the company except for fees of $6,000 paid to each director (other than Mr. cope, who was paid $3,000), plus an additional $2,500 to Joan G. Rall as chairman of the audit committee. All executive officers of the company (two persons) as a group received compensation comprised solely of said directors’ fees aggregating $6,000 during said period, which excludes professional fees paid to the law firm of the company’s Secretary, Robert Birnbaum.

At its meeting on June 17, 2021, the Board of Directors unanimously approved the renewal of the company’s investment advisory agreement with J.P. Morgan Investment Management Inc. (“Morgan”) for the period July 1, 2021 to June 30, 2022. The board considered a variety of material factors and conclusions with respect thereto that formed the basis for the board’s approval, as discussed below.

Throughout the year, the directors received and analyzed a substantial quantity of comprehensive information and written materials, including ongoing analysis of Tridan’s existing portfolio and Morgan’s recommendations in light of its forecasts for the economy, employment trends, business conditions, federal rate moves, interest trends including comparisons between tax-exempt and taxable bonds, appropriate maturities, quality, yields, diversification, etc. The directors subject Morgan’s portfolio management to scrutiny at each board meeting, including examination of transactions completed since the prior meeting and an overview of the entire portfolio. Written materials received by the directors before and during each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like. Morgan is constantly questioned at great length regarding its views, its recommendations and its performance.

Tridan Corp.

December 17, 2021

Page – 3 –

In addition to the foregoing as requested by Tridan’s corporate counsel pursuant to Section 15(c) of the Investment Company Act of 1940, Morgan submitted its audited financial statements and detailed information regarding Morgan’s business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material was furnished to each director. The directors reviewed all of this material and discussed the same at length, as well as their own views on Morgan’s previous performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the directors receive, review and discuss with Morgan’s representatives various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, estimated annual income and yield statistics, and breakdown information regarding duration, credit, and investment sectors. Morgan’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years and five years, compared with the JPMorgan NY Tax Free Bond Fund, Sanford Bernstein NY Muni Fund, and Barclays 1-17 Year NY Muni Bond Index. Based on their review, the directors all agreed that Tridan’s relative investment performance has been satisfactory.

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of Morgan’s services to Tridan was based on knowledge gained over time from discussions with management and at the board’s regular meetings. In addition, the directors reviewed materials contained in Morgan’s response to Tridan’s 15(c) Questionnaire pursuant to the Investment Company Act of 1940, and its Form ADV under the Investment Advisers Act of 1940 concerning, among much other information, the qualifications, education and experience of Morgan’s personnel involved in rendering those services. As Tridan’s investment adviser, Morgan manages the investment of the Company’s assets, including purchases and sales of securities, and arranges for the periodic transfer of cash required to pay expenses and make distributions to shareholders. Morgan also provides clerical and bookkeeping services, and prepares and issues periodic reports and statements. Its affiliate maintains custody of Tridan’s securities and provides access thereto upon request. The board considered its adviser’s performance of these administrative and support services, including monitoring adherence to the company’s investment policies, guidelines and restrictions, Morgan’s responsiveness to requests by Tridan’s counsel for periodic information, reports and certifications required for compliance with securities laws and regulations, and maintaining and monitoring their respective compliance programs in light of today’s extensive regulatory requirements. The board concluded that the nature, extent and quality of the services provided by Morgan to the company have been and continue to be appropriate and beneficial.

Tridan Corp.

December 17, 2021

Page – 4 –

Fees

Under its Investment Advisory Agreement with Morgan, Tridan had paid an annual fee, computed and payable quarterly, equal to 0.25% (2 basis points) of its net assets under management. The agreement requires Morgan to bear all expenses incurred by it in connection with its activities under the agreement, without any reimbursement from the company. In addition, the annual charge made to Tridan for maintaining custody of the company’s securities, and for custodial-related services rendered by Morgan and its affiliates, is 0.02% (2 basis points) of the assets held in the custody account. In light of the nature, extent and quality of the services received by Tridan from Morgan and its affiliated companies, and comparing the management fees charged by Morgan to other fixed-income investment companies managed by it, all of which are many times larger than Tridan, the Board considers Morgan’s management fee to Tridan to be reasonable.

After full consideration of the above factors, the Board concluded unanimously that renewal of the investment advisory agreement with J.P. Morgan Investment Management Inc. was in the best interest of Tridan and its shareholders.

Sincerely,

TRIDAN CORP.

/s/ Mark Goodman

Mark Goodman, President

Tridan Corp.

Financial Statements

October 31, 2021 and 2020

Tridan Corp.

Contents

October 31, 2021 and 2020

Accountants’ Compilation Report

To the Shareholders and Board of Directors

Tridan Corp.

Management is responsible for the accompanying financial statements of Tridan Corp., (a corporation) which comprise the statements of assets and liabilities and schedules of investments in municipal obligations as of October 31, 2021 and 2020, and the related statements of operations for the six months ended October 31, 2021 and 2020 and the related statement of changes in net assets for the six months ended October 31, 2021 and year ended April 30, 2021, and the related notes to the financial statements in accordance with accounting principles generally accepted in the United States of America. We have performed a compilation engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. We did not audit or review the financial statements nor were we required to perform any procedures to verify the accuracy or completeness of the information provided by management. Accordingly, we do not express an opinion, a conclusion, nor provide any form of assurance on these financial statements.

The statement of changes in net assets for the year ended April 30, 2021 was derived from financial statements that were audited by another accounting firm. Their report, dated June 24, 2021, expressed an unqualified opinion thereon, but they have not performed any auditing procedures since that date.

A statement of cash flows for the six months ended October 31, 2021 and 2020 has not been presented. Accounting principles generally accepted in the United States of America require that such a statement be presented when financial statements purport to present financial position and results of operations.

We are not independent with respect to Tridan Corp.

December 17, 2021

PKF O’CONNOR DAVIES, LLP

300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677 I Tel: 201.712.9800 I Fax: 201.712.0988 I www.pkfod.com

PKF O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

TRIDAN CORP.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2021 AND 2020

	2021	2020
Assets
Investments in municipal obligations, at fair value (original cost - $ 37,349,366 and $37,233,527 respectively) (amortized cost - $34,402,073 and $34,745,907 respectively)	$36,007,428	$36,443,079
Cash and cash equivalents	1,338,690	1,019,641
Prepaid expenses and other current assets	2,576	2,576
Accrued interest receivable	428,871	436,954

Total assets	$37,777,565	$37,902,250

Liabilities
Accrued investment advisory fees	$33,433	$36,259
Accrued fees-affiliate	19,220	19,220
Accrued other	22,026	12,784
Common stock redemption payable	—	169

Total liabilities	74,679	68,432

Net assets	$37,702,886	$37,833,818

Analysis of net assets
Common stock	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock	(1,762,999)	(1,746,522)
Distributable earnings:
Under (Over) distributed net investment income	(19,765)	2,876
Unrealized appreciation of investments, net	1,605,354	1,697,168

Net assets [equivalent to $12.35 and $12.39 per share, respectively, based on 3,052,370.3712 and 3,053,687.9917 shares of common stock outstanding, respectively]	$37,702,886	$37,833,818

See accompanying notes and accountant’s compilation report.	- 2 -

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

OCTOBER 31, 2021 AND 2020

	2021			2020
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value
New York Municpal Bonds
State of NY Dormitory Auth Personal Inc Tax Rev Ref Educ. 5.50 % due March 15, 2025	$500,000	$515,682	$583,340	$500,000	$520,324	$604,545
N.Y.S. Dormitory Authority Revs Non St Supported Debt St Johns Univ - Insd 5.25% due July 1, 2021	—	—	—	1,000,000	1,005,823	1,029,810
Mt Transportation Auth Ny Revenue 5.0% due November 15, 2027	1,250,000	1,434,224	1,520,075	1,250,000	1,462,790	1,360,713
NY St Urban Dev Corp Rev Ref Pers Income Tax 5.0% due March 15, 2031	750,000	837,496	903,495	750,000	851,876	914,812
NYS Dorm Auth Revs (Par Call October 01, 2026) 5.0% due October 01, 2033	1,000,000	1,092,168	1,196,340	1,000,000	1,109,624	1,183,440
Triboro NY Bridge & Tunnel 5.0% due November 15, 2035	1,015,000	1,125,354	1,229,936	1,015,000	1,142,594	1,218,579
Erie County NY Fiscal Stability Sales Tax 5.00% due June 15, 2024	165,000	179,145	185,383	165,000	184,534	193,793
NY City Transitional Financial Authority Rev Future Tax (Par Call November 1, 2022 @100) 5.00% due November 1, 2026	550,000	557,882	576,164	550,000	565,699	599,082
Brookhaven NY Limited Tax 4.0% due March 15, 2023	1,000,000	1,039,021	1,052,240	1,000,000	1,066,893	1,087,180
Erie Count Indvl Dev Agency 5.0% due May 1, 2025	750,000	845,585	866,813	750,000	869,000	897,720
NYC NY Cultural Res-Museum of Modern Art 4.0% due February 1, 2023	400,000	413,976	418,385	400,000	425,067	429,160
Schnectady CNTY NY Various Purposes LTD Tax 5.0% due December 15, 2022	300,000	310,759	315,918	300,000	320,314	329,670
Harrison NY REF Public Impt LTD Tax 5.0% due December 15, 2023	100,000	110,900	109,997	100,000	114,241	114,677
Saratoga County NY Ref LTD Tax 5.0% due July 15, 2023	100,000	109,768	108,132	100,000	113,525	112,852
SNT Lawrence CNTY NY REF Limited Tax (Par Call May 15, 2025) 5.0% due May 15, 2026	105,000	113,424	121,188	105,000	115,712	125,637
NYC NY TR Cultural Res- Museum of Modern Art 4.0% due April 01, 2026	500,000	545,880	569,520	500,000	556,811	578,620
Laurens NY Central School District (Par Call June 15, 2025) 4.0% due June 15, 2028	305,000	318,813	333,597	305,000	322,621	344,034

See accompanying notes and accountant’s compilation report.	- 3 -

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

OCTOBER 31, 2021 AND 2020

	2021			2020
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value
Nassau County Gen Impt Unltd Tax (Par Call October 1, 2020 @100) 4.00% due October 1, 2022	$—	$—	$—	$550,000	$548,464	$551,320
Brookhaven NY REF Unlimited Tax 5.00% due March 15, 2025	500,000	550,475	575,605	500,000	565,429	601,160
NY ST Environmental FACS 5.00% due June 15, 2026	1,300,000	1,439,293	1,558,466	1,300,000	1,469,377	1,623,388
State of NY Dormitory Auth State Pers. Inc. Tax 5.5% due March 15, 2026	200,000	221,998	241,360	200,000	227,023	249,488
State of NY Dormitory Auth Lease Rev (Par Call August 15, 2020 @100) 5.00 % due August 15, 2023	—	—	—	420,000	419,068	420,899
Port Authority of NY and NJ 5.375 % due March 1, 2028	125,000	126,297	147,658	135,000	136,768	159,912
Util. Debt Securitization (Par Call June 15, 2024 @100) 5.00% due December 15, 2026	500,000	537,027	571,385	500,000	549,237	593,250
Erie County NY Fiscal Stability Sales Tax (Par Call June 15, 2027 @100) 5.00% due June 15, 2029	1,000,000	1,139,015	1,221,960	1,000,000	1,162,491	1,273,290
Greece NY Central School District Unlimited Tax (Par Call December 15, 2022 @100) 5.0% due December 15, 2023	500,000	512,876	526,240	500,000	522,518	548,555
Rensselaer Cnty, NY Limited Tax 5.00% due September 1, 2024	100,000	113,579	112,951	100,000	116,168	117,774
Mattituck-Cutchogue NY Central School District Unlimited Tax (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2026	280,000	304,933	326,332	280,000	311,649	340,953
Mattituck-Cutchogue NY (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2027	365,000	396,013	424,083	365,000	404,367	442,745
Putnam County NY Limited Tax (Par Call January 15, 2026 @100) 5.0% due January 15, 2027	135,000	148,405	160,418	135,000	151,585	167,783
Halfmoon NY Pub Imp Limited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	280,000	303,432	325,556	280,000	309,907	340,093
Gates Chili NY Central School Unlimited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	200,000	217,986	232,618	200,000	222,941	243,026

See accompanying notes and accountant’s compilation report.	- 4 -

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

OCTOBER 31, 2021 AND 2020

	2021			2020
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value

Western Nassau Cty Water Auth (Par Call April 1, 2025 @100) 5.0% due April 1, 2028	$100,000	$106,288	$114,414	$100,000	$108,125	$117,920
Central Islip New York Union Free School School District Ref Unlimited Tax 5.00% due July 15, 2022	750,000	765,432	774,945	750,000	786,370	809,460
Rockville Center NY Limited Tax 4.0% due June 15, 2022	200,000	206,167	204,720	200,000	209,713	212,294
Brentwood New York UN Free School 5.00% due January 15, 2023	430,000	435,999	454,802	430,000	442,799	474,991
Connetquot New York Central School District Unlimited Tax 5.0% due January 15, 2024	400,000	411,795	441,480	400,000	417,124	460,520
Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2022	735,000	755,029	774,425	735,000	764,775	808,676
Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2022	125,000	126,020	131,734	125,000	128,604	137,643
Onondaga County NY Ref Unlimited Tax (Par Call March 15, 2024 @100) 5.0% due March 15, 2025	285,000	298,796	317,245	285,000	304,597	331,364
North Babylon NY Un Free School Dist Ref Unlimited Tax (Par Call August 1, 2022 @100) 5.0% due August 1, 2023	250,000	254,366	258,693	250,000	260,139	269,545
Battery Park City NY Authority SR-Ser A (Par Call November 1, 2023 @100) 5.0% due November 1, 2029	140,000	142,621	153,020	140,000	144,846	158,948
Buffalo & Ft. Erie NY Pub Bridge Auth Toll Bridge Sys Rev 5.0% due January 1, 2025	410,000	434,653	466,346	410,000	442,350	485,743
Bayport Blue Point NY Un Free School Dist Ref Unlimited Tax 5.0% due September 15, 2024	250,000	266,765	283,250	250,000	272,582	295,508
Saratoga Springs NY Ref Public Imports-Unlimited Tax (Par Call February 15, 2023 @100) 5.0% due February 15, 2025	225,000	234,569	238,795	225,000	239,889	249,264
Build NYC Resource Corp.NY Rev United Jewish Appeal (Par Call July 1, 2024 @100) 5.0% due July 1, 2025	320,000	340,254	358,979	320,000	347,178	373,696
Tompkins County NY Public Impt Ser B Limited Tax (Par Call December 15, 2024 @100) 5.0% due December 15, 2027	500,000	537,455	571,720	500,000	549,416	596,640
Util Debt Securitization Auth NY Restructuring Ser TE (Par Call December 15, 2023 @100) 5.0% due December 15, 2028	500,000	510,972	548,755	500,000	517,022	570,195

See accompanying notes and accountant’s compilation report.	- 5 -

TRIDAN CORP.

SCHEDULES OF INVESTMENTS IN MUNICIPAL OBLIGATIONS

OCTOBER 31, 2021 AND 2020

	2021			2020
	Principal	Amortized	Fair	Principal	Amortized	Fair
	Amount	Cost	Value	Amount	Cost	Value
Rhinebeck New York Central School District Unlimited Tax (Par Call June 15, 2023 @100) 4.0% due June 15, 2025	$535,000	$545,555	$565,500	$535,000	$552,022	$584,145
Plainview Old Bethpage New York Central School District Ref Unlimited Tax 5.00% due December 15, 2020	—	—	—	250,000	250,477	251,398
NYS Dorm Auth Persnl Inc Tax 5.0% due August 15, 2026	500,000	576,032	596,370	500,000	591,096	599,320
Met Transportation Auth NY Revenue 5.0% due November 15, 2027	300,000	331,247	349,812	300,000	338,446	350,781
NY ST Dorm Auth Revenues Non St 5.0% due October 1, 2029	1,090,000	1,279,035	1,336,155	1,090,000	1,308,849	1,340,929
NY City Transitional Fin Auth Rev Future (Par Call February 1, 2026 @100) 5.00 % due February 1, 2031	1,000,000	1,113,467	1,173,380	1,000,000	1,138,577	1,202,820
Long Island NY Power Auth Elec 5.0% due September 1, 2034	1,000,000	1,169,836	1,253,230	1,000,000	1,192,461	1,257,960
NYS dorm Sales Tax 5.0% due March 15, 2035	1,250,000	1,400,472	1,537,012	1,250,000	1,420,864	1,536,238
NY NY Ref - Ser Unlimited Tax 5.0% due August 1, 2029	750,000	908,303	962,715	750,000	926,911	969,863
NY NY Ser D Sbserv Unltd Tax 5.0% due December 1, 2033	290,000	333,128	362,877	290,000	335,948	359,200
N.Y.S. Dormitory Authority Revenues Ref Cornell University 5.0% due July 1, 2031	1,000,000	1,378,673	1,347,550	1,000,000	1,415,887	1,385,720
N.Y.S. Environmental FACS 5.0% due June 15, 2035	500,000	647,207	639,450	500,000	656,183	649,120
Util Debt Securitization Auth NY (Par Call June 15, 2026) 5.0% due December 15, 2033	100,000	117,917	118,428	100,000	121,671	122,329
NY ST Dorm Auth Rev 5.0% due July 1, 2030	500,000	676,940	659,950	500,000	696,546	682,889
NY ST Environmental Clean Water 5.0% Due 6/15/2031	400,000	523,773	515,028	—	—	—
Nassau County NY Interim 5.0% due 11/15/2031	500,000	689,976	666,870	—	—	—
Syracuse NY REF-SER B LTD Tax 4.0% due 6/1/2032	1,060,000	1,321,925	1,314,623	—	—	—

	$30,670,000	$34,402,073	$36,007,428	$30,940,000	$34,745,907	$36,443,079

See accompanying notes and accountant’s compilation report.	- 6 -

TRIDAN CORP.

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED OCTOBER 31, 2021 AND 2020

	2021	2020
Investment income
Interest	$738,376	$770,316
Amortization of bond premium and discount - net	(344,424)	(326,827)

Total investment income	393,952	443,489

Expenses
Investment advisory fees	50,946	53,767
Professional fees	69,850	70,400
Director’s fees	23,500	32,500
Administrative and accounting expenses	36,000	36,000
Insurance and other expenses	11,387	8,529

Total expenses	191,683	201,196

Net investment income	202,269	242,293

Realized and unrealized gain on investments
Net realized gain on investments	—	33,016
Net unrealized (depreciation) appreciation on investments	(381,156)	863,552

Net realized and unrealized (loss) gain on investments	(381,156)	896,568

Net (decrease) increase in net assets resulting from operations	$(178,887)	$1,138,861

See accompanying notes and accountant’s compilation report.	- 7 -

TRIDAN CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	October 31, 2021	April 30, 2021
Increase in net assets resulting from operations
Net investment income	$202,269	$475,332
Net realized gain on investments	—	33,016
Unrealized (depreciation) appreciation on investments	(381,156)	1,152,894

Net (decrease) increase in net assets resulting from operations	(178,887)	1,661,242
Distributions to shareholders from
Net investment income	(213,666)	(455,576)
Capital gains	—	(33,016)
Redemptions of shares
-0- shares (October 2021) and 1,676.1480 shares (April 2021)	—	(20,975)

Total (decrease) increase	(392,553)	1,151,675
Net assets
Beginning of period	38,095,439	36,943,764

End of period	$37,702,886	$38,095,439

See accompanying notes and accountant’s compilation report.	- 8 -

Tridan Corp.

Notes to Financial Statements

October 31, 2021 and 2020

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the “Company”), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company’s investments in municipal obligations have been determined based on the bid price of the obligation. Securities for which quotations are not readily available are valued at fair value as determined by the board of directors. There were no securities valued by the board of directors, for which quotations were not readily available, as of October 31, 2021 and 2020.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation based on the earlier of the call date or the maturity date of the applicable bond.

Income Taxes

It is the Company’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no income tax provision would be required.

On December 22, 2017, the Tax Cuts and Jobs Act (the “2017 Act”) was signed into law, which includes a broad range of tax reform proposals affecting businesses in the United States of America, including corporate tax rates, business deductions and international tax provisions

Tridan Corp.

Notes to Financial Statements

October 31, 2021 and 2020

One of the key changes to the tax law was the reduction of the corporate tax rate from 35% to 21%. GAAP requires deferred tax assets and liabilities to be measured at the tax rates that are expected to apply in the period in which the asset or the liability is settled, based on tax rates that have been enacted by the end of the reporting period.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed. Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly. Distributions of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Tridan Corp.

Notes to Financial Statements

October 31, 2021 and 2020

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments. The Company maintains all of its cash on deposit in one financial institution. At October 31, 2021 and 2020, there were no cash and cash equivalents held in excess of federally insured limits. The value of the Company’s investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items. The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of October 31, 2021 and 2020. FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements. The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

Tridan Corp.

Notes to Financial Statements

October 31, 2021 and 2020

The following table presents the Company’s financial assets that are measured at fair value as of October 31, 2021 and 2020:

	Quoted Prices for Identical Instruments
	in Non-active Markets (Level 2)
	October 31,
	2021	2020
Investments in municipal obligations	$36,007,428	$36,443,079

Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

Subsequent Events Evaluation by Management

Management has evaluated subsequent events for disclosure and/or recognition in the financial statements through December 17, 2021, the date that the financial statements were available for issue.

2.	Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	October 31,
	2021	2020
Cash and cash equivalents	$1,338,690	$1,019,641

3.	Accrued Liabilities

Accrued liabilities consist of the following at:

	October 31,
	2021	2020
Accrued investment advisory and custodian fees (a)	$33,433	$36,259

Accrued fees - affiliate (b)	$19,220	$19,220

Accrued other:
Accrued audit fees (c)	$12,375	$12,375
Accrued administrative and stock redemptions	9,651	578

	$22,026	$12,953

Tridan Corp.

Notes to Financial Statements

October 31, 2021 and 2020

(a)

The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments. The annual advisory fee is .25 of one percent (effective June 1, 2020 and .28 prior to that date) and the custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)

For the six months ending October 31, 2021 and 2020, the Company incurred legal fees of approximately $45,000 and $46,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the six months ending October 31, 2021 and 2020 the Company incurred audit fees of approximately $25,000 and $25,000, respectively.

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $1,324,000 and $1,000,000, respectively, for the six months ended October 31, 2021, and $2,908,000 and $3,074,000, respectively, for the six months ended October 31, 2020.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at October 31, 2021 and 2020, was approximately $34,402,000 and $34,746,000, respectively, and net unrealized appreciation at October 31, 2021 and 2020, for U.S. Federal income tax purposes was approximately $ 1,605,000 and $ 1,697,000, respectively (gross unrealized appreciation of approximately $1,705,000 and $1,799,000, respectively; gross unrealized depreciation of approximately $100,000 and $102,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At October 31, 2021 and 2020, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 18,919 shares and 20,236 shares, respectively, of outstanding common stock, at October 31, 2021 and 2020. The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death. Shares are redeemed at the net asset value per share, as of the end of the Company’s fiscal quarter in which the request for redemption is received. At October 31, 2021 and 2020, there were 117,398.7423 shares ($1,398,124) and 116,081.1218 shares ($1,381,648), respectively, which have been redeemed under this plan.

Tridan Corp.

Notes to Financial Statements

October 31, 2021 and 2020

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period. The net asset values per share and the shares outstanding are as follows:

	October 31,
	2021	2020
Net asset value	$12.35	$12.39
Shares outstanding at:
October 31, 2021	3,052,370.3712
October 31, 2020	3,053,687.9917

6.	Distributions

During the six months ended October 31, 2021 and 2020, distributions of $213,666 ($.07 per share), $244,310 ($.08 per share), respectively were declared and paid to shareholders, Distributions for the year ended April 30, 2021 amounted to $488,592 ($.16 per share). Substantially all of the distributions were exempt from Federal income taxes except for $-0-and $33,016 of capital gain distributions during the six months ended October 31, 2021 and 2020, respectively and $33,016 for the year ended April 30, 2021.

The tax character of distributions paid during the six months ending October 31, 2021 and 2020 and for the year ending April 30, 2021 is as follows:

	Six Months Ended October 31,		Year Ended April 30,
	2021	2020	2021
Distributions paid from investment income:
Tax-exempt investment income, net	$213,666	$211,294	$455,576
Capital gains	—	33,016	33,016

	$213,666	$244,310	$488,592

Tridan Corp.

Notes to Financial Statements

October 31, 2021 and 2020

As of October 31, 2021, 2020 and April 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Six Months Ended October 31,		Year Ended April 30,
	2021	2020	2021
Under (Over-distributed) tax-exempt investment income, net	$(19,765)	$2,876	$(8,369)
Over-Undistributed capital gains (losses)	—	—	—
Unrealized appreciation of investments, net	1,605,354	1,697,168	1,986,510

	$1,585,589	$1,700,044	$1,978,141

Capital loss carryforwards as of October 31, 2021 and 2020 were $-0- and $-0-, respectively. The Company had no capital reclassification related to permanent book/tax differences for the six months ending October 31, 2021 and 2020 and for the year ended April 30, 2021. There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the six months ended October 31, 2021 and 2020 and for the year ended April 30, 2021.

7.	Coronavirus (COVID -19) Pandemic:

During 2020, the World Health Organization has declared the coronavirus (COVID-19) outbreak to constitute a Public Health Emergency of International Concern. This pandemic has disrupted economic markets and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The financial performance of the Company is subject to future developments related to the COVID-19 outbreak and possible government advisories and restrictions placed on financial markets and business activities.

Tridan Corp.

Notes to Financial Statements

October 31, 2021 and 2020

8.	Financial Highlights

Selected per share data and ratios are as follows:

	Six Months Ended October 31,
	2021	2020	2019	2018	2017
Per share operating performance: (For a share of common stock outstanding throughout the year):
Net asset value, beginning of year	$12.48	$12.09	$12.18	$11.91	$12.28

Income from investment operations:
Net investment income	.07	.08	.08	.09	.10
Net realized and unrealized gain (loss) on investments	(.13)	.30	.19	(.05)	(.02)
Total from investment operations	(.06)	.38	.27	.04	.08

Less distributions:
Dividends (from net investment income)	(.07)	(.07)	(.09)	(.09)	(.12)
Capital gains	(.00)	(.01)	(.01)	(.01)	(.00)

Total distributions	(.07)	(.08)	(.10)	(.10)	(.12)

Net asset value - end of year	$12.35	$12.39	$12.35	$11.85	$12.24

Per share value - end of year	$12.35	$12.39	$12.35	$11.85	$12.24

*Total investment return	0.03%	0.08%	0.05%	(0.03)%	(0.06)%
Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$37,703	$37,834	$37,743	$35,984	$37,429
Ratio of expenses to average net assets	1.02%	1.08%	1.08%	1.14%	1.09%
Ratio of net investment income to average net assets	1.07%	1.30%	1.37%	1.49%	1.63%
Portfolio turnover rate	3.51%	8.22%	8.63%	12.90%	5.55%
Average (simple) number of shares outstanding (in thousands)	3,053	3,054	3,055	3,059	3,059

*

Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

*****

Item 2.	Code of Ethics

Not required in this report.

Item 3.	Audit Committee Financial Expert

Not required in this report.

Item 4.	Principal Accountant Fees and Services

Not required in this report.

Item 5.	Audit Committee of Listed Registrants.

Not required in this report.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of October, 31, 2021 is included as part of the financial statement filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

No change in the portfolio managers identified in the registrant’s most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)

The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report. Based on that evaluation, said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during its last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/s/ MARK GOODMAN
Mark Goodman,
President

Date: 12/20/2021

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ MARK GOODMAN
Mark Goodman,
President

Date: 12/20/2021

/s/ ROBERT BIRNBAUM
Robert Birnbaum,
Treasurer and Secretary

Date: 12/20/2021